Supplement dated August 6, 2021 to your variable annuity Prospectus dated May 14, 2021 for the Pacific Quest variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 14, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Investment Adviser/Manager Changes

Effective October 29, 2021, the Investment Adviser/Manager for the Emerging Markets Debt Portfolio will change from Ashmore Investment Management Limited to Principal Global Investors, LLC.

QS Investors, LLC (“QS Investors”) and Franklin Advisers, Inc. (“Franklin”) are completing a corporate restructuring and transfer of QS Investors into Franklin. The transaction is expected to occur on or about August 7, 2021. Upon completion of the transaction, the Investment Adviser/Manager for the International Small-Cap Portfolio will change from QS Investors to Franklin.

Form No. QSUP0821